UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 9, 2004

GIANT GROUP, LTD.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4323	23-0622690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9440 Santa Monica Blvd.

Suite 407

Beverly Hills, CA 90210

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 273 5678

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.25)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On September 9, 2004, GIANT GROUP, LTD. (the “Company”) issued a press release announcing the approval by the Board of Directors of a 1-300 reverse stock split, subject to stockholder approval.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated September 9, 2004

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2004	GIANT GROUP, LTD.

	By:	/s/ Pasquale A. Ambrogio
Pasquale A. Ambrogio
Chief Financial Officer